Filed pursuant to Rule 497(a)

File No. 333-183555

Rule 482ad

$175,000,000

Main Street Capital Corporation

4.50% Notes due 2019

Pricing Term Sheet

Dated: October 31, 2014

The following sets forth the final terms of the 4.507% Notes due 2019 and should only be read together with the preliminary prospectus supplement dated October 31, 2014, together with the accompanying prospectus dated May 7, 2014, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer:	Main Street Capital Corporation

Security:	4.50% Notes due 2019

Rating:*	BBB (Standard & Poors)(Stable)

Aggregate Principal Amount:	$175,000,000

Trade Date:	October 31, 2014

Settlement Date:	November 5, 2014 (T+3)

Maturity:	December 1, 2019

Interest Payment Dates:	December 1 and June 1 of each year, commencing on June 1, 2015

Benchmark Treasury:	UST 1.750% due September 30, 2019

Benchmark Treasury Price / Yield:	$100–22 / 1.604%

Spread to Benchmark Treasury:	+ 300 basis points

Yield to Maturity:	4.604%

Coupon (Interest Rate):	4.500%

Price to Public:	99.530%

Optional Redemption:

The notes will be redeemable at our option at any time in whole or in part at the greater of (i) 100% of the principal amount of the notes to be redeemed and (ii) the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed (not including any portion of such payments of interest accrued to the date of redemption) discounted at the applicable Treasury Rate (as defined in the Preliminary Prospectus Supplement), plus 45 basis points. The redemption price for the notes will include accrued and unpaid interest on the notes being redeemed to (but not including) the date of redemption.

Denominations:	$2,000 and integral multiples of $1,000 in excess thereof.

CUSIP/ISIN:	56035LAB0 / US56035LAB09

Joint Book-Running Managers:	RBC Capital Markets, LLC Goldman, Sachs & Co. Keefe, Bruyette & Woods, Inc.

Senior Co-Managers	BB&T Capital Markets, a division of BB&T Securities, LLC Raymond James & Associates, Inc.

Co-Managers	Capital One Securities, Inc. Regions Securities LLC Sanders Morris Harris Inc.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Main Street Capital Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about Main Street Capital Corporation and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of Main Street Capital Corporation and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus.  You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission web site at www.sec.gov.  Alternatively, copies of the Preliminary Prospectus may be obtained from RBC Capital Markets, LLC, Attention: Investment Grade Syndicate Desk, Three World Financial Center, 200 Vesey St., 8th Floor, New York, NY 10179, telephone: 866-375-6829, or e-mail: rbcnyfixedincomeprospectus@rbccm.com; Goldman, Sachs & Co., Attn:  Prospectus Department, 200 West Street, New York, NY 10282, telephone: 866-471-2526, facsimile: 212-902-9316, or e-mail: prospectus-ny@ny.email.gs.com; Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, 4th Floor, New York, NY 10019, Attn: Capital Markets, telephone: 800-966-1559.